UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 16, 2007 (March 15, 2007)

Date of Report (Date of earliest event reported)

PITNEY BOWES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

World Headquarters

1 Elmcroft Road

Stamford, Connecticut 06926-0700

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 356-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On March 15, 2007, Pitney Bowes Inc. issued a press release announcing its proposed acquisition of MapInfo Corporation. The press release attached hereto as Exhibit 99.1 of this Form 8-K is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Pitney Bowes Inc. dated March 15, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PITNEY BOWES

March 16, 2007	By: /s/ B. P. Nolop
B. P. Nolop Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By: /s/ S. J. Green
S.J. Green Vice President, Finance (Principal Accounting Officer)